UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 13, 2022

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 13, 2022, Applied UV, Inc. (the “Company”) received a letter from Nasdaq (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Rule 5620 that requires a newly listed company to hold an annual meeting of stockholders within one-year after its first fiscal year-end following listing because the Company did not hold an annual meeting in calendar year 2021. No annual meeting of stockholders was held in 2021 due primarily to the issues surrounding the ability of having an in-person annual meeting of stockholders resulting from the lock-downs, social distancing rules and other disruptions resulting from the spread of the Covid-19 virus in the United States, and in New York in particular, in 2021.

The Nasdaq letter notes that the Company is required to submit a plan to regain compliance with Nasdaq's requirements for continued listing within 45 calendar days from the date of the Nasdaq notification letter. Upon acceptance of the Company's compliance plan, Nasdaq is permitted to grant an exception of up to 180 calendar days from December 31, 2021 (i.e,. June 29, 2022) to regain compliance with Nasdaq's filing requirements for continued listing.

The Company is currently planning for its 2022 Annual Meeting of Stockholders to be held in the second quarter of 2022 and will provide stockholders of record with proxy materials in advance of the Meeting.

The Nasdaq notice has no immediate effect on the listing or trading of the Company's common stock on the Nasdaq Capital Market.

The Company anticipates that it will fully regain compliance with the Nasdaq continued listing requirements upon the holding of its 2022 Annual Meeting of Stockholders.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K dated as of and filed with the Securities and Exchange Commission on March 30, 2021 and those described from time to time in other reports which we file with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED UV, INC.

Date:	January 18, 2022	By:	/s/Max Munn
Max Munn
Acting Chief Executive Officer

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